Exhibit 99.4

FAQs for Peak Employees

About Vail Resorts:

1)	What types of businesses do Vail Resorts own or operate? Where?

Vail Resorts is a family of iconic mountain resorts and travel-centric companies (collectively, “Vail Resorts” or the “Company”) that employs over 40,000 brave, ambitious and passionate employees across Mountain, Corporate, Hospitality, Media, Real Estate, Retail and Transportation lines of business.

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At Vail Resorts we align with five stakeholders: our Guests, our Employees, our Communities, our Natural Environment and our Shareholders. Our mission is simple - to create the Experience of a Lifetime for our employees, so they can, in turn, provide an Experience of a Lifetime for our guests. And, we’re driven by six core values: Serve Others, Do Right, Drive Value, Do Good, Be Safe and Have Fun. We hold ourselves accountable for living these values every day, in everything that we do.

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Named for our founding mountain resort, Vail Mountain, our Company operates 20 mountain resorts. They include Vail, Beaver Creek, Breckenridge, Keystone and Crested Butte in Colorado; Heavenly, Northstar and Kirkwood in Lake Tahoe; Mount Sunapee in New Hampshire; Park City in Utah; Stowe and Okemo in Vermont; Stevens Pass in Washington; Whistler Blackcomb in British Columbia, Canada; Perisher, Falls Creek and Hotham in Australia; and three Urban Ski Areas, Mt. Brighton in Michigan, Afton Alps in Minnesota and Wilmot in Wisconsin.

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Our lodging segment owns and/or manages a collection of casually elegant hotels under its RockResorts brand in the U.S. as well as other strategic lodging properties and a large number of condominiums located in proximity to the Company's mountain resorts, in addition to three destination resorts at the Grand Teton Lodge Company in Jackson Hole, Wyoming.

•	Vail Resorts Development Company is the real estate planning subsidiary of Vail Resorts.

•	Vail Resorts Retail operates over 240 sports retail locations across our mountain resorts, as well as throughout Colorado, California, Nevada, Utah, Vermont, Minnesota and British Columbia.

•	Vail Resorts’ transportation company, Epic Mountain Express, operates between Denver International Airport, Vail-Eagle Airport and Colorado’s mountain resorts.

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Our corporate services entity, Vail Resorts Management Company, provides each subsidiary with accounting, finance, legal and risk management, marketing and sales, information technology, telecommunications and human resources support.

2)	Why did Vail Resorts acquire Peak Resorts?

Peak Resorts’ ski mountains in the Northeast are a perfect complement to our existing resorts and together will provide a very compelling offering to our guests in New York and Boston. With this acquisition, we’re also able to make a much stronger connection to guests in critical cites in the Mid-Atlantic and Midwest, and build on the success we have already seen with our strategy in Chicago, Minneapolis and Detroit. The acquisition fully embodies our philosophy of Epic for Everyone, making skiing and riding more accessible to guest across the U.S. and around the world. It also allows us to join forces and leverage best practices and mutual cross-industry learning that will come from a combination of leading ski operators.

3)	What should employees expect between today’s announcement and the closing of the acquisition? When will the acquisition be complete?

The transaction remains subject to Peak Resorts shareholder approval and regulatory review which is likely to take a couple months. It will therefore be business as usual until we close, summer operations and initial preparation for next winter will remain unaffected. As we near the completion of the acquisition, we intend to communicate in person and through email updates to keep you apprised of the plans for systems integration, employee benefits and compensation and what this means for you.

4)	How will Resort lift ticket and season pass products change?

When the transaction closes, the 2019-20 Epic Pass, Epic Local Pass and Epic Military Pass will include unlimited and unrestricted access to the additional 17 ski areas. Guests with an Epic Day Pass will also be able to access the new ski areas as a part of the total number of days purchased. For the 2019-20 season, Vail Resorts will honor and continue to sell all Peak Resorts pass products, and those pass holders will have the option to upgrade to an Epic Pass or Epic Local Pass, following closing of the transaction. See epicpass.com for specific details on pass access.

Operations & Staffing:

5)	Will there be any changes in Resort leadership or to the employee population?

We are committed to managing and operating the resorts locally with critical leadership and operational functions residing at the resort. We will be retaining the vast majority of the resorts’ year-round staff and will be working with resort leadership teams in the coming months to set the right long-term structure for the organizations.

6)	What can I expect regarding communication about my future pay and benefits?

The transaction remain subject to regulatory review and Peak Resorts’ shareholder approval which likely to take a couple months. Operations for the remainder of the 2019 summer season will continue as usual and initial preparation for next winter should progress as planned. As we near the completion of the acquisition, we intend to communicate in person and through email updates to keep you apprised of important information and what the integration means for you.

7)	Where do I go if I have additional questions or input regarding the transition?

Your input and questions are valuable to us, so please share your additional questions or concerns with your local Supervisor or local HR Team, who will communicate with Vail Resorts until we close.

We are committed to sharing information with you in a transparent and timely manner and will continue to provide more information as it becomes available. In the coming months you will begin to see some members of the Vail Resorts team around some your locations as they begin learning more about your resorts and teams.

8)	What do I do if I am approached by a member of the media about this acquisition?
Please refer all media inquiries to news@vailresorts.com and skis@jcir.com

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction. Peak Resorts, Inc. (“Peak Resorts”) intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the transaction. The definitive proxy statement will be sent or given to the shareholders of Peak Resorts. This communication is not a substitute for the definitive proxy statement or any other document that may be filed by Peak Resorts with the SEC. Before making any voting or investment decision with respect to the merger, investors and shareholders of Peak Resorts are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Peak Resorts with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov.

Participants in the Solicitation

Peak Resorts and Vail Resorts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Peak Resorts shareholders in connection with the merger. Information about Vail Resorts’ directors and executive officers is set forth in its 2018 proxy statement on Schedule 14A filed with the SEC on October 22, 2018 and its Annual Report on Form 10-K for the year ended July 31, 2018, filed on September 28, 2018, respectively. Information about Peak Resorts’ directors and executive officers is set forth in its 2018 proxy statement on Schedule 14A filed with the SEC on August 28, 2018 and its Annual Report on Form 10-K for the year ended April 30, 2019, filed on June 28, 2019. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Peak Resorts intends to file with the SEC.